UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2007

CHINA FORESTRY INC.
(formerly Patriot Investment Corporation)
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-25765
(Commission File Number)

87-0429748
(I.R.S. Employer Identification No.)

Room 517, No. 18 Building
Nangangjizhoing District
Hi-Tech Development Zone
Harbin, People’s Republic of China
(Address of Principal Executive Offices) (Zip Code)

011-86-0451-87011257
(Registrant's Telephone Number, Including Area Code)

6269 Jamestown Court
Salt Lake City, UT  84121
(Former Name or Former Address, if changed since last report)

This Current Report on Form 8-K is filed by China Forestry Inc. (formerly Patriot Investment Corporation), a Nevada corporation (the “Registrant”), in connection with the items described below.

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On June 26, 2007, the Registrant closed a reverse merger transaction with Harbin SenRun Forestry Development Limited, a corporation organized and existing under the laws of the People’s Republic of China (“Harbin SenRun”). Kempisty & Company, Certified Public Accountants, P.C. was the independent registered public accountant for Harbin SenRun and Michael J. Larsen, PC was the independent registered public accountant for the Registrant. The Registrant decided to dismiss Michael J. Larsen, PC as its independent registered public accountant effective June 26, 2007 and engage Kempisty & Company, Certified Public Accountants, as its independent registered public accountant.

Subsequently, the Registrant dismissed Michael J. Larsen, PC as the independent registered public accounting firm for the Registrant. Michael J. Larsen, PC audited the balance sheet of the Registrant as of December 31, 2006 and the related statements of operations, stockholders' equity (deficit) and cash flows for the year then ended.  All of the foregoing audited financial statements are hereinafter collectively referred to as the “audited financial statements.” The report of Michael J. Larsen, PC on the audited financial statements contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Registrant's ability to continue as a "going concern." The dismissal of Michael J. Larsen, PC was approved unanimously by the Board of Directors.

In connection with the audit for the most recent fiscal year by Michael J. Larsen, PC and in connection with  Michael J. Larsen, PC’s review of the subsequent interim periods through June 26, 2007, there have been no disagreements between the Registrant and Michael J. Larsen, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Michael J. Larsen, PC would have caused it to make reference thereto in its report on the Registrant’s financial statements for these periods.

The Registrant has made the contents of this Form 8-K filing available to Michael J. Larsen, PC and requested it to furnish a letter to the Securities and Exchange Commission as to whether Michael J. Larsen, PC agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views. A copy of Michael J. Larsen, PC’s letter to the SEC is included as an exhibit to this filing. In the previous Form 8-K filing made on January 30, 2008, a letter was included for Michael J. Larsen, PC which purported to express its views on the filing. Michael J. Larsen, PC did not provide nor did it author such letter and the filing of that letter was in error. However, Michael J. Larsen, PC has reviewed this Form 8-K/A filing and provided the letter which is attached hereto.

On June 26, 2007, the Registrant engaged Kempisty & Company, Certified Public Accountants, as its independent registered public accounting firm. The Registrant has not consulted with Kempisty & Company regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant's financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

 (c)             Exhibits

16.1            Letter from Michael J. Larsen, PC to the Securities and Exchange Commission dated February 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

CHINA FORESTRY INC.

By: /s/Yuan Tian
Yuan Tian, Chief Executive Officer

DATED: February 1, 2008